SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported):
April 23, 2003

Tetra Tech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19566	95-4148514
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3475 East Foothill Boulevard, Pasadena, California 91107
(Address of principal executive offices) (Zip Code)

(626) 351-4664 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits

99.1	Press Release titled “Tetra Tech Reports Second Quarter 2003 Results” dated April 23, 2003.

Item 9.  Regulation FD Disclosure.

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-37583.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 23, 2003, Tetra Tech, Inc. issued an earnings release announcing its financial results for the second fiscal quarter ended March 30, 2003.  A copy of the earnings release is attached hereto as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 24, 2003

TETRA TECH, INC.

By:	/s/ David W. King
David W. King
Chief Financial Officer